PLACEMENT AGENCY AGREEMENT
September 17, 2009
Roth Capital Partners, LLC
24 Corporate Plaza
Newport Beach, CA 92660
Ladies and Gentlemen:
     Majesco Entertainment Company, a Delaware corporation (the “Company”), proposes, subject to the terms and conditions of this Placement Agency Agreement (this “Agreement”), to issue and sell an aggregate of up to $9.63 million in shares (the “Shares”) of its Common Stock, $0.001 par value per share (the “Common Stock”), directly to various investors (collectively, the “Investors”) pursuant to the Subscription Agreements in the form attached as Exhibit B hereto (the “Subscription Agreements” and each, a “Subscription Agreement”). The Company hereby confirms its agreement with the Placement Agent (as defined below) as follows:
Section 1. Agreement to Act as Placement Agent.
     (a) On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement between the Company and Roth Capital Partners, LLC (“Roth Capital”), Roth Capital shall be the Company’s exclusive placement agent (in such capacity, the “Placement Agent”), on a best efforts basis, in connection with the issuance and sale by the Company of the Shares in the proposed takedown from a shelf registration statement on Form S-3, including the exhibits thereto, as amended at the date of this Agreement (Registration Statement No. 333-159980) (the “Registration Statement”), with the terms of such takedown to be subject to market conditions and negotiations between the Company, Roth Capital and the prospective Investors (such takedown shall be referred to herein as the “Offering”). As compensation for services rendered, and provided that any of the Shares are sold to Investors in the Offering, on the Closing Date (as defined below) of the Offering, the Company shall pay to the Placement Agent an amount equal to (a) 6.5% and 1.0% (non-accountable) (for a total of 7.5%) of the gross proceeds received by the Company from the sale of the Shares; and (b) the Placement Agent’s out-of-pocket expenses and legal expenses in excess of $20,000, up to a maximum of $30,000 for legal expenses. Any expenses in excess of $60,000 in the aggregate shall require prior written approval of the Company. Air travel must be coach or economy class.
     This Agreement shall not give rise to any commitment by the Placement Agent to purchase any of the Shares, and the Placement Agent shall have no authority to bind the Company. The Placement Agent shall act on a best efforts basis to solicit offers to purchase the Shares and to procure performance by the Investors in the Shares; provided, however, that the Placement Agent does not guarantee that it will be able to raise new capital in the prospective Offering. The Company acknowledges that any advice given by Roth Capital to the Company is solely for the benefit and use of the Board of Directors of the Company and may not be used, reproduced, disseminated, quoted or referred to, without the Placement Agent’s prior written consent. The Placement Agent may, with the prior written consent of the Company, retain other brokers or dealers to act as sub-agents on its behalf in connection with any Offering.
          (b) The term of the Placement Agent’s exclusive engagement (the “Engagement Period”) will be six months; however, the Company may terminate the engagement at any time upon thirty (30) days written notice to the Placement Agent. Upon termination, the Placement Agent will be entitled to collect all fees earned and, to the extent provided herein, to be reimbursed for expenses incurred through the date of termination. Notwithstanding anything to the contrary contained herein, in no event shall Roth be entitled to any commission with respect to any sales of securities to any person or entity after the termination of the Engagement Period; provided, however, that if the Offering is not consummated during the Engagement Period and during the six (6) months following termination of this Agreement the Company completes an offering of its securities with any person introduced by Roth during the Engagement Period, the Company agrees to pay Roth upon the closing of such transaction the full cash fee in the amount that would otherwise have been payable to Roth had such transaction occurred during the Engagement Period. Nothing in this Agreement shall be construed to limit the ability of the Placement Agent or its affiliates to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with entities or persons other than the Company.
Section 2. Representations, Warranties and Agreements of the Company.
     The Company hereby represents, warrants and covenants to the Placement Agent as of the date hereof, and as of the Closing Date of the Offering, as follows:
     (a) Securities Law Filings. The Company has filed with the Securities and Exchange Commission (the “Commission”) the Registration Statement, which became effective on August 28, 2009, for the registration under the Securities Act of 1933, as amended (the “Act”), of the Shares. On the date of the filing of the Registration Statement and the date on which the Registration Statement became effective, the Company met the requirements for use of Form S-3 under the Act. The Registration Statement meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Act a supplement to the form of prospectus included in the Registration Statement relating to a placement of the Shares and the plan of distribution thereof and the Company has advised the Placement Agent of all further material information (financial and other) with respect to the Company to be set forth therein. Such prospectus, in the form in which it appears in the Registration Statement, is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b), is hereinafter called a “Prospectus Supplement.” Any reference herein to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement, or the issue date of the Base Prospectus or Prospectus Supplement, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement and prior to the time of the Closing (as defined below), or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus Supplement, as the case may be.
     (b) No Stop Order. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the Commission.

     (c) Compliance with Applicable Regulations. The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each of the Base Prospectus and the Prospectus Supplement, as of its respective date, complied in all material respects with the Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder. Each of the Base Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the effective date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus or Prospectus Supplement prior to the Closing, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. Notwithstanding the foregoing, the Company makes no representations or warranties as to the information contained in or omitted from the Prospectus Supplement or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Placement Agent specifically for use in the Registration Statement or the Prospectus Supplement. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the effective date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission.
     (d) Reports and Documents, etc. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Act or (y) will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.
     (e) Offering Materials Furnished to the Placement Agent. The Company has delivered, or will as promptly as practicable deliver, to the Placement Agent complete conformed copies of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and the Base Prospectus and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Placement Agent reasonably requests.
     (f) Distribution of Offering Material. The Company has not distributed and will not distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Shares other than the Base Prospectus and the Prospectus Supplement or the Registration Statement and copies of the documents incorporated by reference therein. For the avoidance of doubt, any other material prepared and distributed solely by the Placement Agent is not deemed to be distributed by the Company for purposes of this paragraph (f).

     (g) The Placement Agency Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification and contribution hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.
     (h) Authorization of the Shares. The Shares have been duly authorized for issuance and sale, and the Shares, when issued and delivered by the Company to the Investors against payment therefor pursuant to this Agreement and the Subscription Agreements, will be validly issued, fully paid and nonassessable.
     (i) No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Base Prospectus and in any Prospectus Supplement: (i) there has been no material adverse change or effect, or any development that could reasonably be expected to result in a material adverse change or effect, in the condition, financial or otherwise, or in the earnings, business, operations or prospects of the Company and the Subsidiaries (as defined below) taken as a whole (any such change or effect, where the context so requires, is called a “Material Adverse Change” or a “Material Adverse Effect”); (ii) the Company and the Subsidiaries have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of capital stock or repurchase or redemption by the Company of any class of capital stock.
     (j) Independent Accountants. McGladrey & Pullen, LLP and Goldstein Golub Kessler LLP, which have expressed their opinions with respect to the financial statements (which term as used in this Agreement includes the related notes and schedules thereto) and supporting schedules filed with the Commission as a part of the Registration Statement and incorporated by reference in the Prospectus Supplement, are independent registered public accounting firms as required by the Act and the Exchange Act.
     (k) Preparation of the Financial Statements. The financial statements filed with the Commission as a part of the Registration Statement or included or incorporated by reference in the Base Prospectus or Prospectus Supplement present fairly in all material respects the financial position of the Company and its consolidated Subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified therein. The supporting exhibits and schedules included in the Registration Statement, if any, present fairly the information required to be stated therein subject to the normal year-end adjustments which are not expected to be material in amount. The assumptions used in preparing the pro forma financial statements, if any, provide a reasonable basis for presenting the significant effects attributable to the transactions or events described therein, any related pro forma adjustments comply with Regulation G and give appropriate effect to the assumptions, and the pro forma columns and reconciliations therein reflect the proper application of adjustments to the corresponding historical financial statements. Such financial statements and supporting schedules, if any, have been prepared in conformity with generally accepted accounting principles as applied in the United States (“GAAP”), as applicable, applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto and comply in all material respects with the Act, the Exchange Act and the applicable rules and regulations of the Commission thereunder. No other financial statements or supporting schedules or exhibits are required by the Act or the rules and regulations of the Commission thereunder to be included in the Registration Statement or the Prospectus Supplement.

     (l) Incorporation and Good Standing. Each of the Company and its subsidiaries set forth in Exhibit C hereto (the “Subsidiaries”) has been duly organized and is validly existing and, as applicable, is a corporation in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to own its properties and other assets and conduct its business as described in the Prospectus Supplement, and is duly qualified or licensed to do business as a foreign corporation and, as applicable, is in good standing under the laws of each jurisdiction which requires such qualification or license, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.
     (m) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement and in each Prospectus Supplement (other than for issuances after the dates thereof, if any, pursuant to employee benefit plans described in any Prospectus Supplement or upon exercise of outstanding options or warrants described in any Prospectus Supplement). The Shares conform in all material respects to the description thereof contained in the Base Prospectus and the Prospectus Supplement. As of September 15, 2009, there were 32,134,729 shares of Common Stock outstanding. Since such date, the Company has not issued any securities other than (i) Common Stock of the Company pursuant to the exercise of previously outstanding options in connection with the Company’s employee stock purchase and option plans (the “Plans”), outstanding warrants and other outstanding obligations, and (ii) options granted pursuant to the Plans in the ordinary course of business consistent with past practice, in each case as disclosed in the Base Prospectus and each Prospectus Supplement. All the issued and outstanding shares of the capital stock of the Company and the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance, in all material respects, with federal and state securities laws, as applicable. Except as set forth in the Base Prospectus and each Prospectus Supplement, all of the outstanding shares of capital stock of the Subsidiaries are owned, directly or indirectly, by the Company. None of the outstanding shares of capital stock of the Company or any Subsidiary were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any Subsidiary other than those described in the Base Prospectus and each Prospectus Supplement. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options, warrants or other rights granted thereunder, set forth in the Base Prospectus and the Prospectus Supplement accurately and fairly presents the information required by the Act to be shown with respect to such plans, arrangements, options and rights. Except as set forth in the Base Prospectus or in any Prospectus Supplement, the Company does not have any subsidiaries or own directly or indirectly any of the capital stock or other equity or long-term debt securities or have any equity interest in any other person.
     (n) Stock Exchange Listing. The Common Stock is registered under the Exchange Act and is listed on the NASDAQ Capital Market (“NASDAQ”), and the Company has taken no action designed to, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or suspending from trading the Common Stock from NASDAQ, nor has the Company received any information suggesting that the Commission or FINRA is contemplating terminating or suspending such registration or quotation.
     (o) No Transfer Taxes or Other Fees. There are no transfer taxes or other similar fees or charges under United States law or the laws of any state or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance and sale by the Company of the Shares.
     (p) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.
     (q) Blue Sky; FINRA Matters. The Shares have been or will be qualified for sale under the securities laws of such jurisdictions (United States and foreign) as the Placement Agent and the Investors determine, or are or will be exempt from the qualification and broker-dealer requirements of such jurisdictions.
Any certificate signed by an officer of the Company and delivered to the Placement Agent in connection herewith or in connection with the Offering shall be deemed to be a representation and warranty by the Company to the Placement Agent as to the matters set forth therein.
Section 3. Delivery and Payment.
     No later than the day following execution of each Investor’s respective Subscription Agreement, each Investor will remit by wire transfer to an escrow account designated by the Company an amount equal to the aggregate purchase price for the Shares purchased by such Investor as set forth on the signature page to the Subscription Agreement entered into between the Company and each of the Investors. At 10:00 a.m., California time or at such other time on the Closing Date as may be agreed upon by the Company and the Placement Agent (the “Closing Date”), the Company shall deliver to each Investor the Shares purchased by such Investor via the Depository Trust Company’s (“DTC”) Deposit or Withdrawal at Custodian system via the DTC instructions set forth on the signature page of such Investor’s Subscription Agreement, such Shares to be registered in such name or names as designated by the Investor on the signature page to the Subscription Agreement. The closing of the takedown (the “Closing”) shall take place at the Company’s principal executive offices or at the offices of the Company’s legal counsel. All actions taken at the Closing shall be deemed to have occurred simultaneously.
Section 4. Covenants of the Company.
     The Company further covenants and agrees with the Placement Agent as follows:
     (a) Registration Statement Matters. During the period beginning on the date hereof and ending at the time of the Closing (such period being referred to herein as the “Prospectus Delivery Period”), the Company agrees to advise the Placement Agent promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus Supplement or any amended Prospectus Supplement has been filed and to furnish the Placement Agent with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus Supplement; to advise the Placement Agent, promptly after it receives notices thereof (i) of any request by the Commission to amend the Registration Statement or to amend or supplement the Prospectus Supplement or for additional information and (ii) of the issuance by the Commission, of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any Incorporated Document or any amendment or supplement thereto or any order preventing or suspending the use of the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto or any post-effective amendment to the Registration Statement, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the institution or threatened institution of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus Supplement or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Base Prospectus or

Prospectus Supplement or suspending any such qualification, promptly to use its reasonable best efforts to obtain the withdrawal of such order.
     (b) Blue Sky Compliance. The Company will cooperate with the Placement Agent and the Investors in endeavoring to qualify the Shares for sale or satisfy any applicable exemption(s) for sale of the Shares under the securities laws of such jurisdictions (United States and foreign) as the Placement Agent and the Investors may reasonably request, and will furnish such information and execute such applications and documents as may be reasonably required for that purpose; provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent, and provided further that the Company shall not be required to produce any new disclosure document other than the Prospectus Supplement. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request for distribution of the Shares.
     (c) Amendments and Supplements to the Prospectus Supplement and Other Securities Act Matters. The Company will comply with the Act and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement, the Base Prospectus and any Prospectus Supplement. If during the Prospectus Delivery Period, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Placement Agent or counsel for the Placement Agent, it becomes necessary to amend or supplement the Base Prospectus or any Prospectus Supplement in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus Supplement is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Base Prospectus or any Prospectus Supplement to comply with any law, the Company promptly will prepare and file with the Commission, and furnish at its own expense to the Placement Agent and to dealers, an appropriate amendment to the Registration Statement or supplement to the Base Prospectus or any Prospectus Supplement so that the Prospectus Supplement as so amended or supplemented will not, in the light of the circumstances existing at the time it is so delivered, be misleading, or so that the Base Prospectus or any Prospectus Supplement will comply with such law. Before amending the Registration Statement or supplementing the Base Prospectus in connection with the Offering, the Company will furnish the Placement Agent with a copy of such proposed amendment or supplement, allow the Placement Agent a reasonable amount of time to review such proposed amendment or supplement and will not file any amendment or supplement to which the Placement Agent reasonably objects in writing, including via electronic mail.
     (d) Copies of any Amendments and Supplements to the Prospectus Supplement. The Company agrees to furnish the Placement Agent, without charge, during the Prospectus Delivery Period, as many copies of the Base Prospectus and Prospectus Supplement and any amendments and supplements thereto (including any Incorporated Documents) as the Placement Agent may reasonably request.
     (e) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Shares sold by it in the manner described under the caption “Use of Proceeds” in the Registration Statement or the applicable Prospectus Supplement.
     (f) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.
     (g) Earnings Statement. As soon as practicable and in accordance with applicable requirements under the Act, but in any event not later than 18 months after the Closing Date of the Offering, the Company will make generally available to its security holders and to the Placement Agent an earnings statement, covering a period of at least 12 consecutive months beginning after the Closing Date, that satisfies the provisions of Section 11(a) and Rule 158 under the Act.
     (h) Periodic Reporting Obligations. During the Prospectus Delivery Period, the Company shall duly file, on a timely basis, with the Commission all reports and documents required to be filed under the Exchange Act within the time periods and in the manner required by the Exchange Act.
     (i) Lock-Up Period.  Until and through the close of trading on November 30, 2009 (the “Lock-Up Period”), the Company will not directly or indirectly, (1) offer to sell, hypothecate, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase (to the extent such option or contract to purchase is exercisable within one year from the Closing Date), purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to, any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for shares of Common Stock; (2) file or cause to become effective a registration statement under the Securities Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock or (3) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clauses (1), (2) or (3) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Placement Agent (which consent may be withheld in its sole discretion), other than (i) the Shares to be sold hereunder, (ii) the issuance of employee stock options or shares of restricted stock pursuant to equity compensation plans adopted prior to the date of this Agreement, (iii) issuances of shares of Common Stock upon the exercise of options or warrants or to satisfy other pre-existing issuance obligations disclosed in the Company’s periodic filings with the Commission prior to the date of this Agreement or upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement; and (iv) the issuance by the Company of any shares of Common Stock, upon five (5) business days notice to the Placement Agent, as consideration for mergers, acquisitions, other business combinations, or strategic alliances, occurring after the date of this Agreement (collectively, the “Lock-Up Restrictions”).  Notwithstanding the foregoing, for the purpose of allowing the Placement Agent to comply with NASD Rule 2711(f)(4), or the applicable successor FINRA Rule when published, if (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or publicly announces other material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the public announcement regarding the material news or the occurrence of the material event, as applicable, unless the Placement Agent waives, in writing, such extension.  The Placement Agent agrees to waive such extension if the provisions of NASD Rule 2711(f)(4) (or any applicable successor rule) are not applicable to the Offering. The Company agrees not to accelerate the vesting of any option or warrant or other contractual right or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.
     (j) Additional Documents. The Company will enter into any subscription, purchase or other customary agreements as the Placement Agent or the Investors deem reasonably necessary or appropriate to consummate the Offering, all of which will be in form and substance reasonably acceptable to the Placement Agent, the Investors and the Company. The Company agrees that the Placement Agent may rely upon, and is a third party beneficiary of, the representation and warranties, and applicable covenants, set forth in any such purchase, subscription or other agreement with Investors in the Offering.

Section 5. Conditions of the Obligations of the Placement Agent.
     The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 2 as of the date hereof and as of the Closing Date of the Offering as though then made, to the timely performance by the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:
     (a) Compliance with Registration Requirements; No Stop Order; No Objection from FINRA. Each Prospectus Supplement shall have been duly filed with the Commission in accordance with Rule 424(b); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order preventing or suspending the use of any Prospectus Supplement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order having the effect of ceasing or suspending the distribution of the Shares or any other securities of the Company shall have been issued by any securities commission, securities regulatory authority or stock exchange and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange; all requests for additional information on the part of the Commission shall have been complied with; and FINRA shall have raised no objection to the fairness and reasonableness of the placement agency terms and arrangements.
     (b) Corporate Proceedings. All corporate proceedings and other legal matters in connection with this Agreement, the Registration Statement and each Prospectus Supplement, and the registration, authorization, issue, sale and delivery of the Shares, shall have been reasonably satisfactory to the Placement Agent’s counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section 5.
     (c) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any Material Adverse Change or Material Adverse Effect, which, in the reasonable judgment of the Placement Agent, makes it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated by the applicable Prospectus Supplement.
     (d) Opinion of Counsel for the Company. The Placement Agent shall have received on the Closing Date of the Offering, and the Company shall cause to be delivered to the Placement Agent an opinion of legal counsel to the Company in customary form, dated the Closing Date, addressed to the Placement Agent.
     (e) Accountants’ Comfort Letter. The Placement Agent shall have received on the Closing Date and the Company shall cause to be delivered to the Placement Agent a letter from Amper, Politziner & Mattia LLP and McGladrey & Pullen, LLP (or the Company’s then current independent auditors), addressed to the Placement Agent, dated as of the Closing Date, in customary form. The letter shall not disclose any change in the condition (financial or otherwise), earnings, operations, business or prospects of the Company from that set forth in the Registration Statement or the applicable Prospectus Supplement, which, in the reasonable judgment of the Placement Agent, is material and adverse and that makes it, in the reasonable judgment of the Placement Agent, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by such Prospectus Supplement.

     (f) Officers’ Certificate. The Placement Agent shall have received on the Closing Date a certificate of the Company, in a form satisfactory to the Placement Agent, dated as of the Closing Date signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that:
     (i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date, and the Company has complied with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date;
     (ii) No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued and no proceedings for that purpose have been instituted or are pending or, to the Company’s knowledge, threatened under the Act; no order having the effect of ceasing or suspending the distribution of the Shares or any other securities of the Company has been issued by any securities commission, securities regulatory authority or stock exchange in the United States and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange in the United States;
     (iii) When the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement, the Base Prospectus and each Prospectus Supplement and any amendments or supplements thereto, and Incorporated Documents, when such documents became effective or were filed with the Commission, contained all material information required to be included therein by the Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and the Registration Statement and the Base Prospectus and the Prospectus Supplement, and any amendments or supplements thereto, did not and do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that the preceding representations and warranties contained in this paragraph (iii) shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Placement Agent expressly for use therein), and, since the effective date of the Registration Statement, there has occurred no event required by the Act and the rules and regulations of the Commission thereunder to be set forth in an amended or supplemented Prospectus Supplement which has not been so set forth;
     (iv) Subsequent to the respective dates as of which information is given in the Registration Statement, the Base Prospectus and each Prospectus Supplement, there has not been: (a) any Material Adverse Change; (b) any transaction that is material to the Company and the Subsidiaries taken as a whole, except transactions entered into in the ordinary course of business; (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or any Subsidiary, except obligations incurred in the ordinary course of business; (d) any material change in the capital stock (except changes thereto resulting from the exercise of outstanding stock options or warrants) or outstanding indebtedness of the Company or any Subsidiary; (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company; or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect; and

     (v) The Company has been subject to continuous disclosure requirements of the Exchange Act for a period of at least 12 calendar months immediately preceding the filing of the Registration Statement, has timely filed all reports required of it to be filed under the Exchange Act during the past 12 calendar months and the portion of the month in which the Registration Statement was filed, and as of the date of the Base Prospectus and each Prospectus Supplement is currently in compliance with such obligations.
     (g) Listing. The Common Stock (including the Shares) is registered under the Exchange Act and is or will as of the Closing Date be listed on NASDAQ, and the Company has taken no action designed to, or likely to have the effect of terminating the registration of the Shares under the Exchange Act or suspending from trading the Shares on NASDAQ, nor has the Company received any written information suggesting that the Commission or the FINRA is contemplated terminating such registration or quotation.
     (h) Compliance with Prospectus Delivery Requirements. The Company shall have complied with the provisions of Sections 4(c) and (d) hereof with respect to the furnishing of Prospectus Supplements.
     (i) Lock-Up Agreements. Each of the Company’s officers and directors shall execute and deliver a Lock-Up Agreement, in a form satisfactory to the Placement Agent, restricting the transfer or other disposition of any shares of Common Stock of the Company or securities convertible into, exchangeable, or exercisable for Common Stock of the Company held of record or beneficially by such officers and directors, until November 30, 2009.
     (j) Additional Documents. On or before the Closing Date, the Placement Agent and counsel for the Placement Agent shall have received such information and documents as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.
     If any condition specified in this Section 5 is not satisfied in all material respects when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company signed by the Placement Agent at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 6 (Payment of Expenses), Section 7 (Reimbursement of Placement Agent’s Expenses), Section 8 (Indemnification and Contribution) and Section 10 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.
Section 6. Payment of Expenses.
     The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation: (i) all expenses incident to the issuance, delivery and qualification of the Shares (including all printing and engraving costs); (ii) all fees and expenses of the registrar and transfer agent of the Common Stock; (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Shares; (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors; (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Base Prospectus, any Preliminary Prospectus and each Prospectus Supplement, and all amendments and supplements thereto, and this Agreement; (vi) all filing fees, reasonable attorneys’ fees and expenses incurred by the Company or the Placement Agent in connection with qualifying or registering (or verifying or obtaining exemptions from the qualification or registration of) all or any part of the Shares for offer and sale under the state securities or blue sky laws, and, if requested by the Placement Agent, preparing and printing a “Blue Sky Survey,” an “International Blue Sky Survey” or other memorandum, and any supplements thereto, advising the Placement Agent of such qualifications, registrations and exemptions; (vii) the filing fees incident to, and the reasonable fees and expenses of counsel for the Placement Agent in connection with, the review and approval by FINRA of the Placement Agent’s participation in the offering and distribution of the Shares; (viii) the fees and expenses associated with including the Shares for listing on NASDAQ; (ix) all costs and expenses incident to the travel and accommodation of the Company’s employees on the “roadshow,” if any; and (x) all other fees, costs and expenses identified in Part II of the Registration Statement as the responsibility of the Company.
Section 7. Reimbursement of Placement Agent’s Expenses.
     Whether or not this Agreement is terminated, and whether or not the sale to the Investors of the Shares on any Closing Date is consummated, the Company agrees to reimburse the Placement Agent, upon demand, for all reasonable and documented out-of-pocket expenses that shall have been reasonably incurred by the Placement Agent in connection with the Offering, including, but not limited to, printing expenses, travel and accommodation expenses, postage, facsimile and telephone charges (collectively, the “Expenses”), and including reasonable fees and disbursements of counsel to the Placement Agent in excess of $20,000 (with such excess not to exceed $30,000), provided, however, that the Company shall in no event be obligated to reimburse the Placement Agent for expenses in excess of $60,000 in the aggregate that are incurred without the prior written approval of the Company.  Notwithstanding any of the foregoing, in the event that the Offering is consummated, the Company shall pay to the Placement Agent at the Closing Date (and any Option Closing Date, if applicable) a non-accountable expense allowance equal to one percent (1.0%) of the gross proceeds of the Offering (which gross proceeds shall equal the public offering price, as set forth on the cover page of the final Prospectus Supplement (the “Public Offering Price”) multiplied by the total number of shares of Common Stock sold in the Offering on such Closing Date or Option Closing Date, as applicable).
Section 8. Indemnification and Contribution.
     (a) Indemnification of the Placement Agent. The Company agrees to indemnify and hold harmless the Placement Agent, its officers and employees, and each person, if any, who controls the Placement Agent within the meaning of the Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Placement Agent or such controlling person may become subject, under the Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based: (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, any Preliminary Prospectus or the Prospectus Supplement (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iv) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; or (v) any act or failure to act or any alleged act or failure to act by the Placement Agent in connection with, or relating in any manner to, the Shares or the Offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i), (ii), (iii) or (iv) above, provided that the Company shall not be liable under this clause (v) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Placement Agent through its gross negligence, bad faith or willful misconduct; and to reimburse such Placement Agent and each such controlling person for any and all expenses (including the reasonable fees and disbursements of one counsel chosen by the Placement Agent) as such expenses are reasonably incurred by such Placement Agent or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use in the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus Supplement (or any amendment or supplement thereto).
     (b) Indemnification of the Company, its Directors and Officers. The Placement Agent agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, under the Act, the Exchange Act, or other federal, state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Placement Agent; which consent shall not be unreasonably withheld), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in any Preliminary Prospectus or Prospectus Supplement (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Preliminary Prospectus or Prospectus Supplement (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by such Placement Agent expressly for use therein and to reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that the Placement Agent may otherwise have.
     (c) Information Provided by the Placement Agent. The Company and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act, hereby acknowledges that the only information that the Placement Agent will furnish to the Company expressly for use in any Preliminary Prospectus or Prospectus Supplement (or any amendment or supplement thereto) are the statements regarding the Placement Agent set forth under the caption “Plan of Distribution” in the Prospectus Supplement.
     (d) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability, which it may have to any indemnified party for contribution to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless: (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party), representing the indemnified parties who are parties to such action); (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.
     (e) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final non-appealable judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes: (i) an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding; and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
     (f) Contribution. If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, its directors, its officers or its controlling persons on the one hand or the Placement Agent on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     The Company and Placement Agent agree that it would not be just and equitable if contributions pursuant to this Section 8(f) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(f): (i) the Placement Agent shall not be required to contribute any amount in excess of the amount of the placement agent fees actually received by such Placement Agent pursuant to this Agreement; and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
     (g) Timing of Any Payments of Indemnification. Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred, but in all cases, no later than forty-five (45) days of invoice to the indemnifying party.
     (h) Acknowledgements of Parties. The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 8, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 8 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement, any Preliminary Prospectus and the Prospectus Supplement as required by the Act and the Exchange Act.
Section 9. Covenants of the Placement Agent
     (a) The Placement Agent has not distributed and will not distribute any offering material in connection with the Offering and sale of the Shares other than the Base Prospectus, any Preliminary Prospectus and the Prospectus Supplement or the Registration Statement and copies of the documents incorporated by reference therein and the Subscription Agreement in the form approved by the Company.
     (b) The Placement Agent will not use or refer to any materials on the Company’s website in connection with the offering and sale of the Shares.
Section 10. Representations and Indemnities to Survive Delivery.
     The respective indemnities, agreements, representations, warranties and other statements of the Company or any person controlling the Company, including its officers and directors, and of the Placement Agent set forth in or made pursuant to this Agreement, including, but not limited to the indemnity and contribution agreements contained in Section 8 above, will remain in full force and effect, regardless of (i) any investigation made by or on behalf of any Placement Agent or any person controlling such Placement Agent, the Company, its directors or officers or any persons controlling the Company; (ii) delivery and acceptance of any Shares and payment therefor hereunder; and (iii) any termination of this Agreement. A successor to any Placement Agent, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in Section 8 above.
Section 11. Notices.
     All communications hereunder shall be in writing to the parties hereto and shall be mailed, hand delivered or sent by facsimile with confirmation of receipt by the intended recipient as follows:
If to the Placement Agent:
Roth Capital Partners, LLC
24 Corporate Plaza
Newport Beach, California 92660
Facsimile: (949) 720-7215
Attention: Managing Director
With a copy to:
K&L Gates LLP
10100 Santa Monica Boulevard,
Seventh Floor
Los Angeles, California 90067
Facsimile: (310) 552-5001
Attention: Leib Orlanski, Esq.
If to the Company:
Majesco Entertainment Company
160 Raritan Center Parkway
Edison, NJ 08837
Facsimile: (732) 225-5451
Attention: Chief Executive Officer
With a copy to:
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
666 Third Avenue
New York, NY 10017
Facsimile: (212) 983-3115
Attention: Todd Mason, Esq.
     Any party hereto may change the address for receipt of communications by giving written notice to the others.
Section 12. Successors.
     This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8, and to their respective successors, and personal representatives, and no other person will have any right or obligation hereunder. Neither the Company nor the Placement Agent shall be entitled to assign their rights, or delegate their responsibilities, hereunder without the prior written consent of the other party hereto.

Section 13. Partial Unenforceability.
     The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
Section 14. Governing Law Provisions.
     (a) Governing Law. This agreement shall be governed by and construed in accordance with the internal laws of the state of New York applicable to agreements made and to be performed in such state.
     (b) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in New York County, New York, or the courts of the State of New York in each case located in New York County (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.
Section 15. General Provisions.
     This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts (including via facsimile or emailed document in PDF format), each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.
[The remainder of this page has been intentionally left blank. Signature page follows.]

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours, MAJESCO ENTERTAINMENT COMPANY a Delaware corporation
By:	/s/ Jesse Sutton
	Name:	Jesse Sutton
	Title:	Chief Executive Officer

     The foregoing Placement Agency Agreement is hereby confirmed and accepted by the Placement Agent as of the date first above written.

ROTH CAPITAL PARTNERS, LLC

By:	/s/ Aaron M. Gurewitz
Name: Aaron M. Gurewitz
Title: Head of Equity Capital Markets

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